                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                         NHANCEMENT TECHNOLOGIES INC.
   -------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                                     N/A
   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:___________

(2)   Aggregate number of securities to which transaction applies:______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________

(4)   Proposed maximum aggregate value of transaction:__________________________

(5)   Total fee paid:___________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:___________________________________________________

(2)   Form, Schedule or Registration Statement No.:_____________________________

(3)   Filing Party:_____________________________________________________________

(4)   Date Filed:_______________________________________________________________

                       [NHANCEMENT TECHNOLOGIES INC. LOGO]

                                6663 Owens Drive
                          Pleasanton, California 94588

                                February 2, 2001


To Our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of NHancement Technologies Inc. The annual meeting will be held on Friday, March 16, 2001 at 10:00 a.m. Pacific Standard Time, at the Four Points Sheraton Hotel located at 5115 Hopyard Road, Pleasanton, CA 94588.

         At the annual meeting, you will be asked to elect six (6) directors, amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, amend the Company's Certificate of Incorporation to change the name of the Company, approve an Employee Stock Purchase Plan, and ratify the appointment of PricewaterhouseCoopers LLP as our independent certified public accountants for the fiscal year ending September 30, 2001.

         Included with the proxy statement is a copy of our annual report on Form 10-KSB for the fiscal year ended September 30, 2000. We encourage you to read our Form 10-KSB.

         We hope you will be able to attend the annual meeting on March 16, 2001 for a report on the status of the Company's business and performance during the fiscal year ended September 30, 2000. There will also be an opportunity for stockholders to ask questions. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card to ensure your representation at the meeting.


                                          Very truly yours,

                                          /s/ Douglas S. Zorn
                                          -------------------------------------
                                          Douglas S. Zorn,
                                          Chief Executive Officer and President
                                          NHancement Technologies Inc.

                          NHANCEMENT TECHNOLOGIES INC.

                          ----------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 16, 2001



TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of NHancement Technologies Inc., a Delaware corporation (the "Company"), will be held on March 16, 2001 at 10:00 a.m. Pacific Standard Time, at the Sheraton Four Points Hotel located at 5115 Hopyard Road, Pleasanton, CA 94588 for the following purposes:

     1. ELECTION OF DIRECTORS. To elect six (6) directors to the Company's board of directors to hold office until the next annual meeting of stockholders, or until their respective successors shall be duly elected and qualified.

     2. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION. To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 20,000,000 shares of common stock to 40,000,000 shares of common stock.

     3. APPROVAL OF COMPANY NAME CHANGE. To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to change the corporate name of the Company to "Appiant Technologies, Inc."

     4. APPROVAL OF AN EMPLOYEE STOCK PURCHASE PLAN. To consider and vote upon a proposal to approve the adoption of an Employee Stock Purchase Plan under which all employees of the Company will be entitled to purchase shares of the Company's common stock.

     5. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certified public accountants for the Company's fiscal year ending September 30, 2001.

     6. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

                                                       [Continued on Next Page]

         The board of directors has fixed the close of business on January 19, 2001, as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.



                                           By Order of the Board of Directors,


                                           /s/ Douglas S. Zorn
                                           -------------------------------------
                                           Douglas S. Zorn,
                                           Chief Executive Officer and President


Pleasanton, California
February 2, 2001



-----------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.
-----------------------------------------------------------------------------

                          NHANCEMENT TECHNOLOGIES INC.
                                6663 OWENS DRIVE
                          PLEASANTON, CALIFORNIA 94588

                          ----------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 2001




GENERAL INFORMATION

     This proxy statement is furnished to stockholders of NHancement Technologies Inc., a Delaware corporation (the "Company"), in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at our annual meeting of stockholders to be held on Friday, March 16, 2001, at 10:00 a.m. Pacific Standard Time, at the Sheraton Four Points Hotel located at 5115 Hopyard Road, Pleasanton, CA 94588, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting for the proposals set forth in the accompanying notice of annual meeting of stockholders.


PURPOSES OF THE ANNUAL MEETING

     At the annual meeting, our stockholders will consider and vote upon the following matters:

     1. ELECTION OF DIRECTORS. To elect six (6) directors to our board of directors to hold office until the next annual meeting of stockholders, or until their respective successors shall be duly elected and qualified.

     2. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION. To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 20,000,000 shares of common stock to 40,000,000 shares of common stock.

     3. APPROVAL OF COMPANY NAME CHANGE. To consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation to change the corporate name of our Company to "Appiant Technologies, Inc."

     4. APPROVAL OF AN EMPLOYEE STOCK PURCHASE PLAN. To consider and vote upon a proposal to approve the adoption of an Employee Stock Purchase Plan under which all employees of the Company will be entitled to purchase shares of the Company's common stock.

     5. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certified public accountants for the Company's fiscal year ending September 30, 2001.

     6. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of John R. Zavoli, our Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Our principal executive offices are located at 6663 Owens Drive, Pleasanton, California 94588 and our telephone number is (925) 251-3200.

SOLICITATION AND VOTING PROCEDURES

     The proxy statement and the enclosed proxy card are being mailed to the stockholders on or about February 2, 2001. This proxy statement and the accompanying proxy card are for the use by the stockholders.

     Our Bylaws provide that no less than one-third of all of the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Shares represented by proxies that reflect abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street" or nominee name solely because such record holder does not have discretionary authority to vote on the matter) will be counted toward the presence of a quorum.

     All expenses in connection with the solicitation of proxies will be borne by the Company. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

SHARES ENTITLED TO VOTE AND REQUIRED VOTE

     Our outstanding common stock and Series B Preferred Stock, which we refer to as "preferred stock," constitute the only classes of securities entitled to notice of, or to vote at, the annual meeting. Stockholders of record of the common stock and of the preferred stock at the close of business on January 19, 2001 are entitled to notice of, and to vote at, the annual meeting. On that date, there were 12,837,790 shares of our common stock and 87,620 shares of preferred stock issued and outstanding. Each share of common stock entitles the holder to one (1) vote on each matter which may come before a meeting of the stockholders. Each share of preferred stock entitles the holder to one (1) vote for each share of common stock into which such preferred stock could then be converted. See -- "Certain Relationships and Related Transactions -- Preferred Stock Issuance."

     Prior to the annual meeting, we will select one or more inspectors of election for the annual meeting. Such inspector(s) shall determine the number of shares represented at the annual meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Such inspector(s) may be assisted by an automated system administered by our share transfer agent to tabulate votes cast by proxy at the annual meeting, and one of our officers, duly appointed by the board of directors, will tabulate votes cast in person at the annual meeting.

     The directors (Proposal 1) will be elected by a plurality of all the votes cast at the annual meeting. Accordingly, abstentions as to the election of directors will not affect the election of the candidates receiving the plurality of votes. The approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 2) and to change the name of the Company to "Appiant Technologies, Inc." (Proposal 3) will require the affirmative vote of a majority of the outstanding shares of common stock and preferred stock, on an as-converted basis, entitled to vote at the annual meeting. The approval of the adoption of an Employee Stock Purchase Plan (Proposal 4) and the ratification of the independent certified public accountants for the fiscal year ending September 30, 2001 (Proposal 5) will require the affirmative vote of a majority of all the outstanding shares present or represented and entitled to vote at the annual meeting.

     Abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders and therefore have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. Accordingly, as to Proposals 4 and 5, whose approval requires the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes and shares as to which proxy authority has been withheld shall have no effect.

     If less than a quorum, one-third of the shares entitled to vote, are represented at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place until a quorum is present. Notice need not be given of the new date, time or place if the new date, time or place is announced at the annual meeting before an adjournment is taken and such new date is within thirty (30) days of the original meeting date.

     The shares represented by properly executed proxy cards will be voted at the annual meeting as indicated or, if no instructions are given, in favor of Proposals 1, 2, 3, 4 and 5. We do not presently know of any other business that may come before the annual meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the annual meeting, six (6) directors are to be elected to hold office until the annual meeting of stockholders to be held in 2002 or until their successors have been elected and qualified. The six nominees for election as directors are listed below. Each nominee is currently a member of our board of directors. The persons named in the enclosed proxy card have advised us that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the board of directors. We have no reason to believe the nominees named will be unable or unwilling to serve if elected.

         The persons nominated as directors, their current position with the Company and their ages as of January 19, 2001 are as follows:

             NOMINEES                         AGE              POSITION
             Douglas S. Zorn                  51               Chairman of the Board, Chief Executive
                                                               Officer, President

             L. Thomas Baldwin III            45               Director

             Allen F. Jacobson                74               Director

             Ram V. Mani                      42               Director, Chief Technology Officer and
                                                               President of the Company's Software Group

             Robert J. Schmier                52               Director

             N. Bruce Walko                   60               Director

         DOUGLAS S. ZORN. Mr. Zorn has been our Chairman of the Board, Chief Executive Officer and President since May 2000. Mr. Zorn served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since our incorporation in October 1996 until May 2000. Mr. Zorn served as Executive Vice President, Secretary and Treasurer, and Chief Financial and Operating Officer of BioFactors, Inc. from December 1993 until February 1997 and as a Director from June 1994 until February 1997.

         L. THOMAS BALDWIN III. Mr. Baldwin has been a Director of the Company since December 2000. Mr. Baldwin is a prominent bond trader and investor. For more than the past five years, he has been Chairman of Baldwin Group Ltd., a parent company of various investment and financial services businesses. He has been a member of the Chicago Board of Trade, serving on its Executive Committee; as Chairman of the Advisory Subcommittee of the CPO/CTA Committee; and as Chairman of the

Regulatory Compliance Subcommittee for Reg. 320.15 and 320.16 of the Exchange Relations Group. Mr. Baldwin also served as Vice Chairman of the T-Bond Pit Committee.

         ALLEN F. JACOBSON. Mr. Jacobson has been a Director of our Company since August 2000. Mr. Jacobson is a former Chairman and Chief Executive Officer of 3M Corporation, where he had a distinguished career that spanned over 40 years. Mr. Jacobson has also served on the board of directors of Mobil Corporation, Silicon Graphics, Sara Lee Corporation, Potlatch Corporation, Alliant Techsystems, Inc., and US West.

         RAM V. MANI. Mr. Mani joined the Company in June 1999 as our Chief Technology Officer and President of the NHancement Technologies Software Group. Mr. Mani has been a Director of our Company since February 2000. Prior to joining our Company, Mr. Mani had been an independent software consultant for more than ten years for such companies as Voicemail International Inc., Atari Corp., Verbatim Corp., National Semiconductors Inc. and other high technology companies. From 1983 to 1999, Mr. Mani was the founder, President and Chief Executive Officer of Eastern Systems Technology, Inc., a developer of communications software, all of whose assets were acquired by our Company in August 1999.

         ROBERT J. SCHMIER. Mr. Schmier has been a Director of our Company since January 1999. Mr. Schmier has been the President of Schmier & Feurring Properties, Inc. since 1981, and the President of Schmier & Feurring Realty, Inc. since 1985. These companies are involved in real estate development, leasing and property management of shopping centers and office buildings in Palm Beach County, Florida.

         N. BRUCE WALKO. Mr. Walko has been a Director of our Company since January 1999. Mr. Walko has been the President of Cyberfast Systems, Inc., a company involved in international voice over internet protocol, since November 1999. Previously, Mr. Walko served as Southeast Regional General Manager for NextWave Telecom Inc. from 1994 until 1997. Mr. Walko was instrumental in the development of new technology telecommunication for NextWave and also for McCaw Cellular Inc. (now AT&T Wireless).

REQUIRED VOTE

         THE AFFIRMATIVE VOTE OF A PLURALITY OF ALL THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED TO ELECT DIRECTORS.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our board of directors held a total of 14 meetings during the fiscal year ended September 30, 2000. During the fiscal year ended September 30, 2000, no director attended fewer than 75% of the number of meetings of the board of directors and each committee of the board of directors of which he was a member held during the period he served on the board of directors.

         The only committees of our board of directors are the Audit Committee and the Compensation Committee. The board of directors does not have a Nominating or similar committee.

         The Audit Committee of our board of directors consists of Messrs. Jacobson, Schmier and Walko. The Audit Committee met on one occasion during the fiscal year ended September 30, 2000.

         The Compensation Committee of our board of directors consists of Messrs. Baldwin, Schmier and Walko. The Compensation Committee reviews and approves the compensation of our executive officers and administers our Equity Incentive Plan. The Compensation Committee met on one occasion during the fiscal year ended September 30, 2000.


COMPENSATION OF DIRECTORS

         Except as described below, our directors are not separately compensated for serving on the board of directors. Directors are reimbursed for reasonable travel-related expenses for attendance at meetings.

         At the time of his or her appointment to the board of directors, each newly appointed non-employee director is granted warrants to purchase 50,000 shares of common stock at an exercise price equal to the closing price of the common stock on The NASDAQ SmallCap Market on the last business day prior to such appointment. Such warrants have a duration of one year from the date of grant.

         In August 2000, in connection with the appointment of Mr. Allen F. Jacobson to our board of directors, the Company granted to Mr. Jacobson a one-year warrant to purchase 50,000 shares of common stock at an exercise price of $9.1875 per share.

         In consideration of a warrant grant to Mr. L. Thomas Baldwin III in July 2000 for financial-related services provided to the Company, Mr. Baldwin agreed to forego the one-year warrant to purchase 50,000 shares of common stock that he would have otherwise received in connection with his appointment to our board of directors in December 2000.

         Under the terms of our Equity Plan, each non-employee director is entitled to receive non-qualified stock options to acquire 2,400 shares of common stock for each full fiscal year that such director shall serve on the board of directors. Each option granted shall be granted within 30 days following the date of the annual meeting of our stockholders for the relevant year. Messrs. Walko and Schmier, both non-employee directors who served on the board of directors for the entire fiscal year ended September 30, 2000, will be entitled to such options.

COMPENSATION COMMITTEE, INSIDER PARTICIPATION AND INTERLOCKS

         None of the members of our Compensation Committee was or is an officer or employee of our Company. No interlocking relationship exists between our directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

                                   PROPOSAL 2

            AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
                      THE AUTHORIZED SHARES OF COMMON STOCK
                   FROM 20,000,000 SHARES TO 40,000,000 SHARES

         Our Certificate of Incorporation, as amended and currently in effect (the "Certificate"), provides that the Company is authorized to issue two (2) classes of stock, consisting of 20,000,000 shares designated common stock, $0.01 par value per share, and 2,000,000 shares designated preferred stock, $0.01 par value per share.

         Our board of directors has authorized an amendment, subject to stockholder approval, to increase the authorized number of shares of common stock by 20,000,000 shares to a total of 40,000,000 shares. Under the proposed amendment, Article 4 of the Certificate would be amended to read as follows:

                           "4.1 Authorized Shares. The total number of shares
                  which the Corporation is authorized to issue is forty-two million (42,000,000) shares of which forty million (40,000,000) shares shall be common stock, par value $0.01 per share, and two million (2,000,000) shares shall be preferred stock, par value $0.01 per share."

         Our stockholders are being asked to approve the amendment to the Certificate. In the Annual Meeting of Shareholders held on July 17, 2000 covering our fiscal year 1999 (the "1999 Shareholder Meeting"), the Company sought approval to increase the authorized number of shares of common stock from 20,000,000 to 40,000,000. Although a majority of shares present and entitled to vote at the 1999 Shareholder Meeting were voted to approve the increase in the shares authorized, a majority of the total shares issued and outstanding and entitled to vote were not voted for the proposal as required under Delaware law. Accordingly, the Company is seeking approval to increase the authorized shares at this meeting.

         The authorized but unissued shares of common stock would be available for issuance from time to time for such purposes and for such consideration as our board of directors may determine to be appropriate without further action by our stockholders, except for those instances in which applicable law or NASDAQ rules require stockholder approval.

         Of the 20,000,000 currently authorized shares of common stock, 12,837,790 shares were issued and outstanding as of January 19, 2001 and an aggregate of approximately 4,000,000 shares were reserved for issuance upon exercise of options outstanding and available under our stock option plans. In addition, the Company's outstanding Series B Preferred Stock may be converted at any time into shares of common stock of the Company at a conversion price equal to the lower of (i) $13.50 per share or (ii) 90% of the average closing bid prices for the 10 days prior to such conversion; provided, that such price shall not be less than $10.00 per share. Assuming conversion at the $10.00 conversion price, the Series B Preferred Stock is convertible into 876,200 shares of common stock.

PURPOSE AND EFFECT OF THE AMENDMENT

         Our board of directors believes that it is in the best interests of the Company and our stockholders to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available to meet business needs as they arise without the expense and delay of a special meeting of stockholders. For example, such shares may be issued in the event our board of directors determines that it is necessary or appropriate to authorize a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee benefit plans.

         Our board of directors has not authorized or taken any action with respect to the issuance of any such shares and has no present agreement, arrangement or understanding with respect to the issuance of any such shares. Our board of directors, however, does anticipate that shares likely will be issued in connection with a capital raising transaction, although no specific transaction has been identified.

         If the amendment to the Certificate of Incorporation is approved by the stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or NASDAQ rules. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership of the Company. Holders of our securities have no statutory preemptive rights with respect to issuance of common stock.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by our stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of our Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our management, including our current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our board of directors is not aware of any attempt to take control of our Company and has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

DISSENTERS' RIGHTS

         There are no dissenters' rights under Delaware General Corporation Law when a company increases its authorized shares of common stock.

REQUIRED VOTE

         THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING COMMON STOCK AND PREFERRED STOCK, ON AN AS-CONVERTED BASIS, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 3

                AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
                        CHANGE THE NAME OF THE COMPANY TO
                          "APPIANT TECHNOLOGIES, INC."

         Our board of directors has approved and recommends that our stockholders approve a proposal to change the name of the Company to "Appiant Technologies, Inc." The amendment will be accomplished by amending our Certificate of Incorporation. The board of directors has determined that the name change is in the best interests of the Company and our stockholders as a powerful new name reflecting the Company's new business model for providing hosted, carrier-grade, internet protocol-based unified communications and unified information applications.

         If the amendment is adopted, Article 1 of our Certificate of Incorporation would be amended to read as follows:

                  "The name of the Corporation is Appiant Technologies, Inc."

         In addition, all other references to our corporate name in our Certificate of Incorporation would be changed to "Appiant Technologies, Inc." The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold.

REQUIRED VOTE

         THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING COMMON STOCK AND PREFERRED STOCK, ON AN AS-CONVERTED BASIS, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO "APPIANT TECHNOLOGIES, INC."

                                   PROPOSAL 4

                   APPROVAL OF AN EMPLOYEE STOCK PURCHASE PLAN

         Our stockholders are being asked to approve the action of the board of directors in adopting an Employee Stock Purchase Plan, which we refer to as the "ESPP." The purpose of the adoption of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage employees to share in the ownership of the Company.

NEW PLAN BENEFITS

         No transactions will be made under the ESPP unless and until the ESPP is approved by the stockholders at the annual meeting. The number of purchases, if any, to be made after approval of the ESPP to specific employees or groups thereof, cannot currently be determined.

REQUIRED VOTE

         THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.

         A general description of the principal terms of the ESPP as proposed is set forth below. This description is qualified in its entirety by the terms of the ESPP, a copy of which is attached to this Proxy Statement as APPENDIX A and is incorporated by reference herein.


GENERAL DESCRIPTION

         In December 2000, the Board of Directors of the Company adopted the ESPP, subject to the approval of stockholders at the Annual Meeting. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the ESPP qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the ESPP, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         If adopted, an aggregate of 1,500,000 shares of the Company's common stock will be reserved for issuance under the ESPP and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the

Company. The ESPP provides for annual increases in the number of shares of common stock subject to the plan equal to the lesser of (a) 1,250,000 shares,
(b) the number of shares equal to 3% of the total number of shares outstanding, or (c) a lesser number of shares as determined by the compensation committee.

SUMMARY OF EMPLOYEE STOCK PURCHASE PLAN

         ADMINISTRATION. The ESPP shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board, which we refer to as the Plan Administrator. The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, and to determine eligibility.

         ELIGIBILITY. All full-time employees of the Company and designated subsidiaries whose customary employment is for more than five (5) months in any calendar year and more than 20 hours per week are eligible to participate in the ESPP. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the ESPP are not eligible to participate. Employees who have completed fewer than three (3) days of service with the Company also are not eligible to participate.

         In addition, no employee will be granted an option under the ESPP (i) if, immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

         PURCHASE OF SHARES. The ESPP designates Offer Periods, Purchase Periods and Exercise Dates. Offer Periods are generally overlapping periods of approximately twenty four (24) months. The initial Offer Period will initiate on a date specified by the Plan Administrator and will end on the date determined by the Plan Administrator at the commencement of the initial Offer Period. Thereafter, additional Offer Periods will commence each February 15 and August
15. Purchase Periods are generally six (6) month periods and the initial Purchase Period will initiate on a date specified by the Plan Administrator and will end on the date determined by the Plan Administrator at the commencement of the initial Offer Period. Thereafter, Purchase Periods will commence each February 15 and August 15. Exercise Dates are the last day of each Purchase Period.

         The price per share at which shares of common stock are to be purchased under the ESPP during any Offer Period is the lesser of (a) eighty-five percent (85%) of the fair market value of the common stock on the first day of the Offer Period or (b) eighty-five percent (85%) of the fair market value of the common stock on the Exercise Date (the last day of an Offer or Purchase Period, as applicable). No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the participant, if the participant withdraws from the ESPP.

         Payroll deductions may range from one percent (1%) to fifteen percent (15%) in whole percentage increments of an employee's regular base pay, including overtime, bonuses, and commissions. The maximum number of shares of common stock that any employee may purchase under our ESPP during an Offer Period is 1,200 shares and during a Purchase Period is 300 shares. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%).

         NONTRANSFERABILITY OF OPTIONS. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the ESPP by the participant.

         ADJUSTMENTS. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the ESPP and the price per share covered by each outstanding option.

         AMENDMENT AND TERMINATION OF THE EMPLOYEE STOCK PURCHASE PLAN. The Plan Administrator may amend the ESPP at any time or from time to time or may terminate the ESPP without approval of the stockholders; provided, however, that shareholder approval is required for any amendment to the ESPP for which shareholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or stockholders may alter or impair any option previously granted under the ESPP without the consent of affected participants. In any event, the ESPP shall terminate twenty (20) years from the date on which the ESPP becomes effective.

CERTAIN FEDERAL INCOME TAX INFORMATION

         A participant who disposes of any shares received pursuant to the ESPP within two years after the enrollment date, which is the first day of the Offer Period during which the participant purchased such shares or within one year after the exercise date, which is the date such shares were purchased (a "disqualifying disposition"), the participant will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the ESPP at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (2) fifteen percent (15%) of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

         The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by an optionee in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares.

         The foregoing summary of the federal income tax consequences of ESPP transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

                                   PROPOSAL 5

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         On September 6, 2000, our board of directors appointed and approved PricewaterhouseCoopers LLP to replace BDO Seidman LLP as the independent certified public accountants for the Company. Our board of directors has appointed PricewaterhouseCoopers LLP to serve as independent certified public accountants for the fiscal year ending September 30, 2001. In the event that ratification of this selection of certified public accountants is not approved by a majority of the shares voting at the annual meeting in person or by proxy, management will reconsider its future selection of certified public accountants.

REQUIRED VOTE

         THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ITS APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information with respect to our executive officers and directors as of January 19, 2001:


               NAME                      AGE                POSITION
               ----                      ---                --------
         Douglas S. Zorn                  51            Chief Executive Officer, President
                                                          and Chairman of the Board

         Richard Ferdman                  39            Chief Information Officer

         Richard G. Glover                49            Chief Marketing Officer

         James S. Han                     51            Managing Director of Infotel
                                                          Subsidiary

         Ram V. Mani                      42            Chief Technology Officer, President
                                                          of the Company's Software Group, and
                                                          Director

         Ken G. Murray                    44            Chief Operating Officer

         John R. Zavoli                   41            Chief Financial Officer, General
                                                          Counsel and Corporate Secretary

         L. Thomas Baldwin III (1)        45            Director

         Allen F. Jacobson(2)             74            Director

         Robert J. Schmier(1)(2)          52            Director

         N. Bruce Walko(1)(2)             60            Director

     -------------------------------------------
          (1)  Member of Compensation Committee
          (2)  Member of Audit Committee

         DOUGLAS S. ZORN. Mr. Zorn has been our President, Chief Executive Officer and Chairman of the Board since May 2000. Mr. Zorn served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since our incorporation in October 1996 until May 2000. From December 1993 until February 1997, Mr. Zorn served in various positions at BioFactors, Inc., most recently as a Director.

         RICHARD FERDMAN. Mr. Ferdman has been our Chief Information Officer since September 2000. Prior to joining our Company, Mr. Ferdman served as a Director of IT and IS for such companies as Abilizer Solutions and Productopia Inc., and served as a Manager of IT for such companies as BHP IT and Pacific Tech Consulting. From August 1991 until November 1996, Mr. Ferdman served as a Manager at Clorox Company.

         RICHARD G. GLOVER. Mr. Glover has been our Chief Marketing Officer since December 1999. Prior to joining our Company, Mr. Glover served as Chief Executive Officer and President of Triad Marketing from 1991 until it was acquired by our Company in December 1999.

         JAMES S. HAN. Mr. Han has been our Managing Director of Infotel Technologies Pte Ltd, our subsidiary in Singapore since January 1999. Previously, Mr. Han served as Director of Sales of Infotel from August 1984 until December 1998.

         RAM V. MANI. Mr. Mani joined the Company in June 1999 as our Chief Technology Officer and President of the NHancement Technologies Software Group. Mr. Mani has been a Director of our Company since February, 2000. Prior to joining the Company, Mr. Mani had been an independent software consultant for more than ten years for such companies as Voicemail International Inc., Atari Corp., Verbatim Corp., National Semiconductors Inc. and other high technology companies. From 1983 to 1999, Mr. Mani was the founder, President and Chief Executive Officer of Eastern Systems Technology, Inc., a developer of communications software, all of whose assets were acquired by our Company in August 1999.

         KEN G. MURRAY. Mr. Murray joined the Company in May 2000 as our Executive Vice President of Sales, and in November 2000 was appointed as Chief Operating Officer. Prior to joining the Company, Mr. Murray held various positions with Hewlett Packard from 1978 until May 2000.

         L. THOMAS BALDWIN III. Mr. Baldwin has been a Director of the Company since December 2000. Mr. Baldwin is a prominent bond trader and investor. For more than the past five years, he has been Chairman of Baldwin Group Ltd., a parent company of various investment and financial services businesses. He has been a member of the Chicago Board of Trade, serving on its Executive Committee; as Chairman of the Advisory Subcommittee of the CPO/CTA Committee; and as Chairman of the Regulatory Compliance Subcommittee for Reg. 320.15 and 320.16 of the Exchange Relations Group. Mr. Baldwin also served as Vice Chairman of the T-Bond Pit Committee.

         ALLEN F. JACOBSON. Mr. Jacobson has been a Director of our Company since August 2000. Mr. Jacobson is a former Chairman and Chief Executive Officer of 3M Corporation, where he had a distinguished career that spanned over 40 years. Mr. Jacobson has also served on the board of directors of Mobil Corporation, Silicon Graphics, Sara Lee Corporation, Potlatch Corporation, Alliant Techsystems, Inc., and US West.

         ROBERT J. SCHMIER. Mr. Schmier has been a Director of our Company since January 1999. Since 1981, Mr. Schmier has been the President of Schmier & Feurring Properties, Inc. and since 1985, the President of Schmier & Feurring Realty, Inc. The companies are involved in real estate development, leasing and property management of shopping centers and office buildings in Palm Beach County, Florida.

         N. BRUCE WALKO. Mr. Walko has been a Director of our Company since January 1999. Mr. Walko has been the President of Cyberfast Systems, Inc., a company involved in international voice over internet protocol, since November 1999. Previously, Mr. Walko served as Southeast Regional General Manager for NextWave Telecom Inc. from 1994 until 1997. Mr. Walko was instrumental in the development of new technology telecommunication for NextWave and also for McCaw Cellular Inc. (now AT&T Wireless).

         JOHN R. ZAVOLI. Mr. Zavoli has been our Chief Financial Officer, General Counsel and Corporate Secretary since May 2000. Prior to joining our Company, Mr. Zavoli was a partner with PricewaterhouseCoopers LLP from January 1999 until May 2000, and a director from August 1997 until December 1998. From June 1994 until July 1997, Mr. Zavoli served as Director of Taxes and Tax Counsel for Madge Networks N.V. He previously served in various financial and legal roles for Waste Management International PLC and Digital Equipment Corporation in the United States, Asia and Europe.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Company's common stock and preferred stock as of January 19, 2001 by:

         (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding common stock,

         (ii) our Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation--Summary Compensation Table"),

         (iii) each director and nominee for director of the Company, and

         (iv) all directors and executive officers of the Company as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants or issuable upon conversion of preferred stock held by that person that are currently exercisable or exercisable (or convertible) within 60 days of January 19, 2001 are deemed outstanding. Percentage of beneficial ownership of common stock as of January 19, 2001 is based upon 12,837,790 outstanding shares of common stock. Percentage of beneficial ownership of preferred stock as of January 19, 2001 is based upon 87,620 outstanding shares of preferred stock. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

         The Company is not aware of any beneficial owner of more than 5% of the outstanding common stock other than as set forth in the following table.

                                                                    NUMBER OF SHARES
                                                                   BENEFICIALLY OWNED                 PERCENT OF CLASS
                                                           ----------------------------------  ----------------------------
                        OFFICERS AND
                        DIRECTORS(1)                           COMMON             PREFERRED        COMMON        PREFERRED
                -----------------------                    --------------      --------------  -------------    -----------
Douglas S. Zorn                                               547,937 (2)              --           4.1%             --
    Chairman of the Board, Chief Executive Officer and
    President

L. Thomas Baldwin III, Director                             3,806,334 (3)          35,000          28.2%           40.4%

Allen F. Jacobson, Director                                   112,725 (4)              --             *              --

Ram V. Mani                                                   410,250 (5)              --           3.2%             --
    Chief Technology Officer, President of the Company's
    Software Group, and Director

Robert J. Schmier, Director                                   157,350 (6)           2,135           1.2%            2.5%

N. Bruce Walko, Director                                       71,000 (7)              --             *              --

Richard Glover                                                483,750                  --           3.8%             --
    Chief Marketing Officer

James Han                                                      42,282                  --             *              --
    Managing Director of Infotel Subsidiary

Ken G. Murray                                                      --                  --            --              --
    Chief Operating Officer

John R. Zavoli                                                     --                  --            --              --
    Chief Financial Officer, General Counsel and
    Corporate Secretary

All officers, directors and proposed directors              5,633,628              37,135          39.9%           42.9%
as a group (11 persons) (8)

5% OR GREATER HOLDERS OF COMMON STOCK

James S. Gillespie                                            730,565 (9)          1,350            5.6%            1.6%
774 Mays Blvd., Suite 10
Incline Village, NV  89451

------------------
* Less than 1%.

(1) Each beneficial owner for whom an address is not listed has an address c/o NHancement Technologies Inc., 6663 Owens Drive, Pleasanton, California 94588.

(2) Represents 139,437 shares of common stock, vested options to purchase 308,500 shares of common stock, and immediately exercisable warrants to purchase 100,000 shares of common stock.

(3) Represents 3,156,334 shares of common stock, immediately exercisable warrants to purchase 300,000 shares of common stock, and 35,000 shares of Series B Preferred Stock convertible at any time into not more than 350,000 shares of Common stock. Irrevocable trusts for Mr. Baldwin's three children have purchased $105,000 each of Series B Preferred Stock. Mr. Baldwin disclaims beneficial ownership of these securities.

(4) Represents 62,725 shares of common stock and immediately exercisable warrants to purchase 50,000 shares of common stock.

(5)    Represents shares jointly owned by Mr. Mani and his wife.

(6) Represents 61,000 shares of common stock, 2,135 shares of Series B Preferred Stock convertible at any time into not more than 21,350 shares of common stock, vested options to purchase 25,000 shares of common stock and immediately exercisable warrants to purchase 50,000 shares of common stock.

(7) Represents vested options to purchase 21,000 shares of common stock and immediately exercisable warrants to purchase 50,000 shares of common stock.

(8) Represents 4,357,778 shares of common stock, vested options to purchase 354,500 shares of common stock, immediately exercisable warrants to purchase 550,000 shares of common stock and 37,135 shares of Series B Preferred Stock convertible at any time into not more than 371,350 shares of common stock.

(9) Represents 517,065 shares of common stock, 1,350 shares of Series B Preferred Stock convertible at any time into not more than 13,500 shares of common stock and immediately exercisable warrants to purchase 200,000 shares of common stock.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid during the last three (3) fiscal years to (i) our Chief Executive Officer and (ii) other most highly compensated executive officers at September 30, 2000, whose aggregate cash compensation exceeded $100,000 during the fiscal year ended September 30, 2000 (collectively, the "Named Executive Officers").

                                                          ANNUAL COMPENSATION             LONG-TERM COMPENSATION AWARDS
                                                   -----------------------------------  ---------------------------------
                                                                                          RESTRICTED        SECURITIES
       NAME AND                                                       OTHER ANNUAL           STOCK          UNDERLYING
       POSITION            YEAR       SALARY($)      BONUS($)       COMPENSATION($)        AWARDS($)        OPTIONS (#)
     ------------      ------------ ------------- --------------  --------------------  ---------------  ----------------
Douglas S. Zorn,           2000        $172,500    $193,883             $13,163 (1)            --           200,000 (2)
 Chairman of the           1999         168,750          --                  --                --           308,500 (4)
 Board, Chief              1998 (3)     106,250          --                  --                --                --
 Executive Officer
 and President

Richard G. Glover,         2000 (5)    $127,500          --               6,375 (6)            --            50,000 (3)
 Chief Marketing
 Officer

James Han,                 2000 (7)     153,228      12,774                  --                --            50,000 (3)
 Managing Director of      1999 (7)     143,335      62,601                  --                --               --
 Infotel Subsidiary        1998 (7)     145,198      22,407                  --                --               --

Ram V. Mani,               2000         146,634          --               9,311 (8)            --            50,000 (3)
 Chief Technology          1999 (9)      62,500          --                 421 (10)           --           155,000 (11)
 Officer, Director

(1)    Automobile lease paid for by the Company.

(2)    Options granted July 27, 2000 with an exercise price of $8.75 per share

(3)    Represents the nine-month period ended September 30, 1998.

(4) Options granted February 2, 1999 with an exercise price of $1.125 per share. Mr. Zorn was originally granted options on 325,000 shares and voluntarily relinquished options on 16,500 shares in July 2000.

(5) Represents the nine-month period from Mr. Glover's hiring date of December 10, 1999 through September 30, 2000.

(6)    Automobile lease paid for by the Company.

(7)    Amounts in the table are converted from Singapore dollars.

(8) Automobile lease paid for by the Company in the amount of $8,300 and life insurance in the amount of $1,011.

(9) Represents Mr. Mani's compensation from his hiring date of June 1999 through September 30, 1999.

(10)   Life insurance paid for by the Company.

(11) Options granted August 23, 1999 with an exercise price of $2.125 per share. Mr. Mani was originally granted options on 175,000 shares and voluntarily relinquished options on 20,000 shares in July 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information for each of our Named Executive Officers concerning stock options granted to them during the fiscal year ended September 30, 2000:

                                                 INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE
                         -----------------------------------------------------------------------          VALUE AT ASSUMED
                              NUMBER OF        PERCENT OF                                               ANNUAL RATE OF STOCK
                              SECURITIES      TOTAL OPTIONS                                               APPRECIATION FOR
                              UNDERLYING        GRANTED TO                                                 OPTION TERMS(3)
                               OPTIONS        EMPLOYEES IN       EXERCISE PRICE     EXPIRATION    ---------------------------
           NAME                GRANTED        FISCAL YEAR (1)      ($/SHR) (2)         DATE            5%($)         10%($)
        ----------       -----------------  ------------------  ----------------  --------------  -------------  ------------
Douglas S. Zorn                200,000             8.5%             $8.75           7/27/2010       $2,850,000    $4,540,000

Richard G. Glover               50,000             2.1               8.75           7/27/2010          712,500     1,135,000

James Han                       50,000             2.1               8.75           7/27/2010          712,500     1,135,000

Ram V. Mani                     50,000             2.1               8.75           7/27/2010          712,500     1,135,000

(1) Based on 2,344,000 options granted during the fiscal year ended September 30, 2000.

(2) The exercise price was deemed to be equal to 100% of the fair market value on the date immediately preceding the date of the grant, as determined by the closing price as reported on The NASDAQ SmallCap Market.

(3) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company's common stock over the term of the options. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that amounts reflected in this table will be achieved.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information concerning exercises of stock options during the fiscal year ended September 30, 2000 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers on September 30, 2000. None of our Named Executive Officers exercised any options in fiscal year ended September 30, 2000.

                               NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                          SECURITIES UNDERLYING OPTIONS          IN-THE-MONEY OPTIONS AT
                            AT SEPTEMBER 30, 2000 (#)           SEPTEMBER 30, 2000 (1) ($)
                        -----------------------------------  ---------------------------------
                                                UNEXER                             UNEXER
        NAME              EXERCISABLE          -CISABLE        EXERCISABLE        -CISABLE
      -------           -----------------  ----------------  ----------------  ---------------
Douglas S. Zorn            308,500 (2)         200,000 (3)      $4,897,437        $1,650,000

Richard G. Glover               --              50,000 (3)             --            412,500

James S. Han                    --              50,000 (3)             --            412,500

Ram V. Mani                     --             205,000 (4)             --          2,718,125

(1) Value of "in-the-money" stock options represents the positive spread between the exercise price of stock options and the fair market value for our common stock on September 30, 2000 based on a closing price on September 29, 2000 of $17.00 per share.

(2)    Exercise price is $1.125 per share.

(3)    Exercise price is $8.75 per share.

(4) Represents options to purchase 155,000 shares at a price of $2.125 per share and 50,000 shares at a price of $8.75 per share.

                      REPORT OF THE COMPENSATION COMMITTEE

         Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

         The Compensation Committee of the board of directors was formed in July 2000 and consists of Messrs. Baldwin, Schmier and Walko. Decisions concerning the compensation of our executive officers are made by the Compensation Committee and reviewed by the full board of directors (excluding any interested director).

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

         The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensations and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interest, thereby enhancing stockholder value.

         BASE SALARIES. Salaries for our executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The weight given to each such factor by the Compensation Committee may vary from individual to individual.

         INCENTIVE BONUSES. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer's level of responsibility, individual performance, contributions to our success and our financial performance generally.

         STOCK OPTION GRANTS. Stock options may be granted to executive officers and other employees under the Equity Incentive Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on our long-term performance which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer's ability to influence our long-term growth and profitability. However, the Equity Incentive Plan does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based on a subjective evaluation of the past as well as future anticipated performance.

         OTHER COMPENSATION PLANS. We have adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. We also provide a 401(k) deferred compensation pension plan. Benefits under these general plans are indirectly tied to the Company's performance.

         DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation to the executive officers has not approached this limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the IRC Section 162(m) limitations and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation of our Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Zorn's base salary for the fiscal year ended September 30, 2000 was $180,000. In September 2000, the Compensation Committee conducted a survey of executive compensation in Bay Area companies of similar size. Based on that survey, the Compensation Committee determined that compensation of our executives was significantly below market levels for persons in comparable positions in comparable companies. At its meeting of October 19, 2000, the Compensation Committee recommended upward adjustment of executive compensation packages to a more competitive level, effective as of October 1, 2000. Pursuant to that recommendation, Mr. Zorn's salary was increased to $300,000 per annum with a maximum bonus potential of $150,000.

                                   MEMBERS OF THE COMPENSATION COMMITTEE

                                   L. Thomas Baldwin III
                                   Robert Schmier
                                   Bruce Walko

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the board of directors consists of Messrs. Jacobson, Schmier and Walko. Each of the members of the Audit Committee is independent (as defined under the NASDAQ's listing standards).

         The primary function of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the board of directors have established, and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee annually recommends to the board of directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company's internal accounting controls, the Company's financial statements contained in the Company's internal accounting controls, the Company's financial statements contained in the Company's Annual Report to our stockholders and other related matters. A more detailed description of the functions of the Audit Committee can be found in the Company's Audit Committee Charter, a copy of which is attached to this Proxy Statement as APPENDIX B.

         The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2000 audited by PricewaterhouseCoopers LLP, the Company's independent certified public accountants. The Audit Committee has discussed with PricewaterhouseCoopers LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and has discussed with PricewaterhouseCoopers LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

         The Audit Committee and the board of directors also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as our independent certified public accountants for fiscal year ending September 30, 2001.


                                             MEMBERS OF THE AUDIT COMMITTEE

                                             Robert J. Schmier, Chairman
                                             Allen F. Jacobson
                                             N. Bruce Walko

STOCK PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative shareholder return on the Company's common stock from the date of the Company's initial public offering (February 4, 1997) through the end of December 29, 2000 with the percentage change in the cumulative total return for The Nasdaq National Market (U.S. Companies). The comparison assumes $100 was invested at the time of our initial public offering in our Common stock and in the foregoing index and assumes the reinvestment of dividends, if any. The comparisons in the graph are provided in response to disclosure requirements of the Securities and Exchange Commission and are not intended to forecast or be indicative of future performance of our common stock.

                    [GRAPH OF HISTORICAL STOCK PERFORMANCE]

         The following table sets forth the date points used in preparing the Performance Graph:

                                                NHancement
                     Dates                   Technologies Inc.           Nasdaq Stock Market - U.S.
                     -----                   -----------------           --------------------------
                    02/04/97                       100                               100

                    02/28/97                        97                                95

                    03/28/97                        98                                89

                    04/30/97                        94                                91

                    05/30/97                        89                               101

                    06/30/97                        89                               105

                    07/31/97                        95                               116

                                                NHancement
                     Dates                   Technologies Inc.           Nasdaq Stock Market - U.S.
                     -----                   -----------------           --------------------------
                    08/29/97                        83                               115

                    09/30/97                        89                               122

                    10/31/97                        75                               115

                    11/28/97                        57                               116

                    12/31/97                        63                               114

                    01/30/98                        90                               117

                    02/27/98                        79                               128

                    03/31/98                        62                               133

                    04/30/98                        62                               135

                    05/29/98                        52                               129

                    06/30/98                        53                               137

                    07/31/98                        48                               136

                    08/31/98                        34                               109

                    09/30/98                        21                               123

                    10/30/98                        29                               128

                    11/30/98                        22                               141

                    12/31/98                        16                               159

                    01/29/99                        21                               182

                    02/26/99                        29                               166

                    03/31/99                        44                               178

                    04/30/99                        31                               184

                    05/31/99                        25                               179

                    06/30/99                        35                               195

                                                NHancement
                     Dates                   Technologies Inc.           Nasdaq Stock Market - U.S.
                     -----                   -----------------           --------------------------
                    07/30/99                        56                               191

                    08/31/99                        46                               199

                    09/30/99                        38                               199

                    10/29/99                        33                               215

                    11/30/99                        38                               242

                    12/31/99                        122                              295

                    01/31/00                        229                              286

                    02/29/00                        292                              340

                    03/31/00                        440                              331

                    04/28/00                        435                              280

                    05/31/00                        444                              246

                    06/30/00                        338                              287

                    07/31/00                        260                              273

                    08/31/00                        362                              305

                    09/29/00                        432                              266

                    10/31/00                        641                              244

                    11/30/00                        337                              188

                    12/29/00                        125                              179

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


PREFERRED STOCK ISSUANCES

         In October 2000, we issued shares of Series B Preferred Stock in a private sale to accredited investors at a purchase price of $100 per share. The Series B Preferred Stock may be converted into shares of common stock at a conversion price equal to the lower of (i) $13.50 per share or (ii) 90% of the average closing bid prices for the 10 days prior to such conversion; provided, that such price shall not be less than $10.00 per share. We sold shares of Series B Preferred Stock to the following officers, directors or beneficial owners of more than 5% of our outstanding common stock:



                                                                    Number of Shares of
                          Name                                   Series B Preferred Stock
                         ------                              -------------------------------
                  L. Thomas Baldwin III                                 35,000

                  Robert J. Schmier                                      2,135

                  James S. Gillespie                                     1,350

         In addition, irrevocable trusts for Mr. Baldwin's three children have purchased 1,050 shares of Series B Preferred Stock. Mr. Baldwin disclaims beneficial ownership of these shares.

         We believe that the shares sold in transactions described above were sold at fair market value and the terms were no less favorable to us than we could have obtained or did obtain from unaffiliated third parties.

WARRANT ISSUANCES

         Effective July 27, 2000, we issued a one-year warrant for the purchase of 300,000 shares of our common stock at an exercise price of $6.00 per share to Mr. L. Thomas Baldwin III, who was not a director at the time, for financial-related services rendered to the Company. In consideration of this previous warrant grant, Mr. Baldwin agreed to forego the one-year warrant to purchase 50,000 shares of common stock that he would have otherwise received upon his appointment to the board of directors in December 2000.

         In August 8, 2000, in connection with the appointment of Mr. Allen F. Jacobson to our board of directors, we issued a one-year warrant for the purchase of 50,000 shares of our common stock at an exercise price of $9.1875 per share. See -- "Election of Directors -- Compensation of Directors."

CONVERTIBLE DEBENTURE ISSUANCES

         On May 19, 2000, we entered into a convertible debentures purchase agreement with certain investors in the aggregate principal amount of $5,850,000. Mr. Allen F. Jacobson, a director of the Company, purchased $100,000 of the convertible debentures. On June 15, 2000, we amended certain terms of the convertible debentures. The convertible debentures were set to mature on May 30, 2001 with interest to accrue at 8% per annum from the date such convertible debentures were issued until the earlier of conversion into shares of our common stock or May 30, 2001, payable quarterly in arrears commencing July 1, 2000. The convertible debentures were convertible by the holder into shares of our common stock at any time prior to the close of business on May 30, 2001. All of the debentures were converted into shares of common stock prior to September 30, 2000. On September 14, 2000, Mr. Jacobson acquired 12,725 shares of our common stock by converting all of his convertible debentures.

EMPLOYMENT AGREEMENTS

         The Company has a three-year employment agreement with Douglas S. Zorn, as Chairman of the board of directors, President and Chief Executive Officer of the Company which will expire in January 2002, and two-year employment agreements with Ram V. Mani, as Chief Technology Officer of the Company, and Richard Glover as Chief Marketing Officer of the Company, which will expire in August 2001 and December 2001, respectively. The base salaries of Messrs. Zorn, Mani and Glover may be adjusted from time to time by mutual agreement between each such officer and the board of directors. The base salaries for the calendar year 2000 of Messrs. Zorn, Mani and Glover were $180,000, $150,000 and $170,000, respectively. The base salaries for the calendar year 2001 for Messrs. Zorn, Mani and Glover are $300,000, $175,000 and $175,000, respectively.

         The employment agreements provide, subject to their terms, for an annual bonus to be paid to Messrs. Zorn, Mani and Glover pursuant to a written bonus plan to be approved by our board of directors. The employment agreements provide that Messrs. Zorn, Mani and Glover are entitled to reasonable expense reimbursements, four weeks paid vacation per year and participation in any of the Company's benefit and deferred compensation plans.

         The employment agreements also provide for payments in the event of termination prior to the end of the term, as follows: if Mr. Zorn or Mr. Glover is terminated without cause, then his base salary will be paid for the greater of two (2) years or the balance of the term and he will receive a bonus for each such year equal to his average bonus for the two (2) preceding years. If Mr. Mani is terminated without cause, he will receive his base salary for six (6) months. If any of Messrs. Zorn, Mani or Glover are terminated upon a change of control, then compensation equal to two (2) times the sum of the base salary plus average bonus will be paid to each of them for one (1) year. In the event of termination (except termination without cause), Messrs. Zorn, Mani and Glover are subject to two-year non-competition agreements.

                              STOCKHOLDER PROPOSALS

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN OUR PROXY MATERIALS

         Stockholder proposals that are to be considered for inclusion in the proxy materials of the Company for its annual meeting of stockholders in 2002 must be received by the Company in writing by October 3, 2001 (to the attention of the Company's Secretary). A stockholder's notice to the Secretary of the Company must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Such proposals must comply with the requirements as to the form and substance established by applicable law and regulations in order to be included in the proxy statement.

                                  OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and holders of more than 10% percent of our equity securities

(collectively, "Reporting Persons") to file reports of beneficial ownership and changes in ownership of our equity securities with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on review of the copies of such reports furnished to the Company or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal year 2000, all Reporting Persons complied with all applicable filing requirements except that (a) Mr. Allen F. Jacobson, a non-employee director of the Company, was granted warrants to purchase 50,000 shares of our common stock in August 2000 and filed a report in December 2000, (b) Mr. John Zavoli, our Chief Financial Officer, was granted options to purchase 175,000 shares of common stock of the Company in May 2000 and filed a report in December 2000, (c)
Mr. Ken Murray, our Chief Operating Officer, was granted options to purchase 300,000 shares of common stock of the Company in July 2000 and filed a report in December 2000, and (d) Mr. Douglas S. Zorn, our Chief Executive Officer, was granted a warrant to purchase 200,000 shares of our common stock in July 2000 and filed a report in January 2001.

OTHER MATTERS

         The Company knows of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares at the direction of our board of directors.

         It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                         By Order of the Board of Directors,


                                         /s/ Douglas S. Zorn
                                         -------------------------------------
                                         Douglas S. Zorn,
                                         Chief Executive Officer and President
                                         NHANCEMENT TECHNOLOGIES INC.


Pleasanton, California
February 2, 2001

                          NHANCEMENT TECHNOLOGIES INC.
                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF NHANCEMENT TECHNOLOGIES INC.

    The undersigned hereby appoints Douglas S. Zorn and John R. Zavoli to act jointly or alone, as Proxies, with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $0.01 par value per share, of NHancement Technologies Inc. held of record by the undersigned on January 19, 2001 at the annual meeting of stockholders to be held on March 16, 2001, at 10:00 a.m. Pacific Standard Time or any adjournment or adjournments thereof.

    PROPOSAL 1. ELECTION of six (6) directors of the Company to serve until the 2001 Annual Meeting of Stockholders.

        (1)  Douglas S. Zorn              (4)  Ram V. Mani
        (2)  L. Thomas Baldwin III        (5)  Robert J. Schmier
        (3)  Allen F. Jacobson            (6)  N. Bruce Walko

    / / FOR ALL THE NOMINEES LISTED ABOVE    / / WITHHOLD AUTHORITY
    / /
-----------------------------------------------------------------
  FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

    PROPOSAL 2. APPROVAL of proposal to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 40,000,000 shares.
    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

    PROPOSAL 3. APPROVAL of proposal to amend the Amended and Restated Certificate of Incorporation to change the name of the Company to "Appiant Technologies, Inc."
    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

    PROPOSAL 4.  APPROVAL of proposal to adopt an Employee Stock Purchase Plan.
    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

    PROPOSAL 5. APPROVAL of proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the Company's independent certified public accountants for the Company's fiscal year ending September 30, 2001.
    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

    PROPOSAL 6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

                                        Date: ___________________________ , 2001

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Signature)

                                        PLEASE SIGN HERE

Please date this proxy and sign your name exactly as it appears hereon.

Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

     PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                               TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          NHANCEMENT TECHNOLOGIES INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2001 Employee Stock Purchase Plan of Appiant Technologies, Inc.

         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                (a) "ADMINISTRATOR" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

                (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

                (c)     "BOARD" means the Board of Directors of the Company.

                (d) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

                (e) "CODE" means the Internal Revenue Code of 1986, as amended.

                (f)     "COMMON STOCK" means the common stock of the Company.

                (g) "COMPANY" means Appiant Technologies, Inc., a Delaware corporation.

                (h) "COMPENSATION" means an Employee's base salary, overtime, commissions, and cash bonuses from the Company or one or more Designated Subsidiaries, including such amounts of base salary, overtime, commissions and cash bonuses, as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the

Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more or Designated Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

                (i) "CORPORATE TRANSACTION" means any of the following transactions:

                        (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                        (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

                        (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                        (4) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction

                (j) "DESIGNATED SUBSIDIARIES" means the Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

                (k) "EFFECTIVE DATE" means the date the Administrator deems appropriate to commence the first Offer Period. However, should any Designated Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

                (l) "EMPLOYEE" means any individual, including an officer or director, who is an employee of the Company or a Designated Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

                (m)     "ENROLLMENT DATE" means the first day of each Offer
Period.

                (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                (o)     "EXERCISE DATE" means the last day of each Purchase
Period.

                (p) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                        (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq SmallCap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                        (2) In the absence of an established market of the type described in (1), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                (q) "OFFER PERIOD" means an Offer Period established pursuant to Section 4 hereof.

                (r) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (s) "PARTICIPANT" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

                (t)     "PLAN" means this Employee Stock Purchase Plan.

                (u) "PURCHASE PERIOD" means a period of approximately six months, commencing on February 15 and August 15 of each year and terminating on the next following August 14 or February 14, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on the date determined by the Administrator at the commencement of the first Purchase Period.

                (v) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                (w) "RESERVES" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                (x) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.     ELIGIBILITY.

                (a) GENERAL. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

                (b) LIMITATIONS ON GRANT AND ACCRUAL. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

                (c)     OTHER LIMITS ON ELIGIBILITY. Notwithstanding Subsection
(a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than 3 business days; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

        4.      OFFER PERIODS.

                (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or
(ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each February 15 and August 15 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on the date determined by the Administrator at the commencement of the initial Offer Period).

                (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

                (c) If on the first day of any Purchase Period in an Offer Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

                (d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

         5.     PARTICIPATION.

                (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Appendix A to this Plan and filing it with the designated payroll office of the Company at least three (3) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

                (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

         6.     PAYROLL DEDUCTIONS.

                (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.

                (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

                (c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Appendix B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing three (3) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The

Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

                (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

         7. GRANT OF OPTION. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) one thousand two hundred (1,200) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided (i) that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Purchase Period shall be three hundred (300) shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to
Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

         8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of
Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

         9. DELIVERY. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

         10.    WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                (a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Appendix B to this Plan. If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

                (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated. Upon termination of a Participant's employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section
14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

         11. INTEREST. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

         12.    STOCK.

                (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,500,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002 equal to the lesser of (i) 1,250,000 shares, (ii) three percent (3%) of the outstanding shares of Common Stock on such date, or
(iii) a lesser number of shares determined by the Administrator. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to
Section 19, below.

                (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

        13. ADMINISTRATION. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

        14.     DESIGNATION OF BENEFICIARY.

                (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

        15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

        16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE
TRANSACTIONS.

                (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

                (b) CORPORATE TRANSACTIONS. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

        19.     AMENDMENT OR TERMINATION.

                (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

        20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

        21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

        22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

        23. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

        24. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

        25. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        26. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

        27. GOVERNING LAW. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        28. DISPUTE RESOLUTION. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Alameda) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY

HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

                                   APPENDIX B
                               TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          NHANCEMENT TECHNOLOGIES INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee (the "Committee") is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

         (1) The financial reports and other financial information provided by the Company to any governmental body or the public.

         (2) The Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established.

         (3) The audit efforts of the Company's independent accountants, who are accountable to the Audit Committee and to the entire Board of Directors.

         (4) The Company's auditing, accounting and financial reporting processes generally.

COMMITTEE MEMBERSHIP

         The Committee shall consist of at least three (3) directors appointed annually by the Board of Directors. The Board of Directors shall have the power at any time to change the membership of the committee and to fill vacancies. Each member of the Committee shall be an independent director as defined in The Nasdaq Stock Market listing standards or by another relevant listing authority from time to time. Each members of the Committee shall have no relationship to the Company or management that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a committee member. Each member of the Committee shall have a basic understanding of finance and accounting practices, and at least one member of the Committee must have accounting or related financial management expertise as the foregoing qualifications are interpreted by the Board of Directors in its business judgment.

RESPONSIBILITIES AND DUTIES

         The Audit Committee shall:

         (1) Review and update this Charter at least annually or more frequently as conditions dictate.

         (2) Recommend to the Board of Directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountant.

         (3) Confirm and assure the independence of the independent accountant, including insuring receipt of an ISB-1 letter from the independent account as required by Independence Standards Board Standard No. 1 and a review of management consulting services and related fees provided by the independent accountant.

         (4) Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

         (5) Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

         (6)  Review on a continuing basis:

                  (a) The adequacy of the Company's system of internal controls, including activities, organizational structure and qualifications of the Company's internal audit function.

                  (b) The Company's financial accounting and reporting processes.

                  (c) Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

         (7) Review with management and the independent accountant at the completion of the annual examination:

                  (a) The Company's annual financial statements and related footnotes.

                  (b) The independent accountant's audit of the financial statements and their report thereon.

                  (c) Any significant changes required in the independent accountant's audit plan.

                  (d) Any significant changes to the Company's auditing and accounting principles and practices.

                  (e) Any serious disputes or difficulties with management encountered during the course of the audit.

                  (f) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards and Statement of Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380).

         (8) Review prior to release documents containing the Company's financial statements filed with the Securities and Exchange Commission or otherwise distributed to consider whether the information contained in these documents is consistent with the information in the financial statements.

         (9) Review prior to release the interim financial reports filed with the Securities and Exchange Commission or otherwise distributed.

         (10) Oversee compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and Audit Committee members and activities.

         (11) Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

         (12) Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

         (13) Review of related party transactions for potential conflicts of interest.

         (14) Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

         (15) Provide the opportunity to meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or the other party believes should be discussed privately with the Committee.

         (16) Review periodically Company policy statements to determine adherence to the Company's code of conduct or core values, and legal requirements.

         (17) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         (18) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

         (19) Prepare minutes of all Committee meetings and activities and submit such minutes, including any recommendations as the Committee may deem appropriate, to the Board of Directors.